UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
 (Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
 (Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
 (Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report June 30, 2016

Evermore Global Value Fund

Table of Contents

Shareholder Letter & Management Discussion
of Fund Performance (Unaudited)	1
Performance Information (Unaudited)	12
Sector Allocation (Unaudited)	13
Expense Example (Unaudited)	14
Schedule of Investments (Unaudited)	16
Statement of Assets and Liabilities (Unaudited)	22
Statement of Operations (Unaudited)	25
Statements of Changes in Net Assets (Unaudited)	26
Financial Highlights (Unaudited)	28
Notes to Financial Statements (Unaudited)	32
Additional Information (Unaudited)	49
Privacy Notice (Unaudited)	50

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than pick undervalued stocks and hope for their prices to rise.  We invest in companies where we’ve determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We do not rely on brokerage reports to research companies.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships. Over the past 25 years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners. When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

Evermore Global Value Fund

•
Not Activists, Often Collaborators. We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically being concentrated in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all parts of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund

A Letter from the Portfolio Manager

David Marcus
Portfolio Manager

Dear Shareholder,

Volatility appears to be the new norm in global markets, as investors continue to strongly react (in many cases, overreact) to macro events.  The first seven weeks of the New Year was one of the most volatile periods of stock market activity we have seen since 2008.  Markets calmed toward the end of the first quarter and through much of the second quarter, and then came the Brexit vote, which once again sent global markets into a tizzy.

The range of perceptions post-Brexit vote is wide, as this is really uncharted territory. Yet there are many so called “experts” that are now speaking in absolutes about what the Brexit will mean. The fact is that the terms of the British exit from the EU have not even been negotiated yet, so the definitive perspective of what is good or bad in the long term is somewhat premature.  What we do know is that each time investors are faced with a shock to the system and believe that “this time is different” and “it’s the end of the world,” their prognostications most often turn out to be flawed.

It is interesting to note that we have not owned any positions in the U.K. in the last several years, as multiples in the region have been too high for us.  The environment for special situations has been more compelling in other European markets.  With uncertainty around Brexit, there may be opportunities for us in the U.K. if investors start selling their U.K. holdings en masse.

Just as we have done in prior periods of panic and crisis, we took advantage of what we perceived as the irrational, indiscriminate selloff in the markets in Q1 and Q2 by investing in compelling new positions and adding to many of our existing ones.  And, we were happy to see that many of our Fund shareholders took the same opportunistic approach by adding to their positions in the Fund.

I recently had dinner with a legendary value investor who told me how he had started trading much more around his positions due to the increased volatility in the market.  We have done the same over the past couple of years, and believe this has positively impacted the Fund’s performance over that time. We cannot fight the volatility – but we can take advantage of it.

I feel it is important to reemphasize how investors need to take a deep breath during periods of crisis and resulting panic.  One needs to assess the crisis, determine if it is real or not, and act accordingly.  Most often, we have found that investors over-react to perceived crises and sell their positions indiscriminately, which in turn can provide fantastic buying opportunities for disciplined investors.  Our approach has been to “nibble” in these situations and increase our positions modestly, so that we will retain “dry powder” to continue to add to our existing positions or add new positions in the event of continued weakness in the markets.

While the Fund’s mandate allows it to invest anywhere in the world, we continue to believe that Europe today presents the best opportunity set for what we look for – cheap stocks with catalysts.  Why?  First, European micro-, small- and mid-cap companies are much cheaper than their U.S. and Japanese counterparts.  Second, catalysts are plentiful in Europe with widespread restructuring activity, break-ups and spin-offs and merger and acquisition activity helping create value.  We understand that Europe is still not out of the woods and that economic growth continues to be anemic in many areas.  But, events like Brexit that create uncertainty in the markets will continue to provide us with opportunities.

For the six months ending June 30, 2016, Institutional Class shares (EGVIX) of the Evermore Global Value Fund (“Fund”) were down 0.80% vs. up 3.25% for the HFRX Event Driven index and up 1.23% for the MSCI ACWI Index.

Portfolio Review

The Fund ended the period with $316.7 million in assets and 36 issuer positions (not including hedges).  As the Market Cap Exposure, Geographic Region Exposure and Active Share1 charts below depict, the Fund’s portfolio construction continues to have little correlation with the MSCI ACWI benchmark or funds in the Morningstar World Stock category.

1
The Active Share metric is used to measure the active management of mutual funds.  Specifically, it is the measure of a percentage of stock holdings in a portfolio that differ from the benchmark index holdings, in this case the MSCI All-Country World Index.  An Active Share of 100 or over indicates no overlap with the benchmark index holdings.

Source:  Morningstar Direct; data as of 6/30/16

*	Shown as a % of invested portfolio. Market capitalization and geographic region exposure are subject to change.

We think it is interesting to also look at our portfolio holdings in terms of what we call their “strategy classifications.”  As indicated in the chart below, 58% of our positions as of June 30, 2016 were classified as restructurings or compounders.

“Compounders” are companies that have impressively compounded their total return to shareholders over extended periods of time.  Many are family-controlled businesses that are conglomerates or holding companies, and are run by incredibly strong management – who we like to call “value creators.”  These value creators also tend not to meet with investors.  We are fortunate that we have been able to establish relationships with many of the value creators in Europe – a network that we have built over the past 25 years.  When we meet with these individuals, we not only get a view into their strategies for their businesses, but also a view of the current environment in the industries in which they operate.  These discussions also help us to vet other opportunities we are researching and sometimes even lead us to new ideas.

We continued to be actively engaged with our portfolio company management teams and met with dozens of other company management teams during the first half of the year.  We expect to meet with dozens of additional companies during the second half of the year.

With the high level of volatility that persisted in the first six months of the year, the Fund was quite active.  We sold thirteen (13) positions that either hit our intrinsic value estimates or that we decided to move on from in order to take advantage of better opportunities.  Of the seven (7) new positions in the portfolio as of June 30th, six (6) were European and one (1) was U.S.

Catalysts were abundantly visible in many of our names during the first half of 2016.  These catalysts included patent litigation settlements for Enzo Biochem; LSB Industries’ appointment of a new well-respected CEO, sale of its climate control business, and completion of construction of its El Dorado ammonia facility; Aurelius’ successful sale of several of its portfolio companies and dividend increase; billionaire Carlos Slim’s tender offer for FCC; Scorpio Bulkers completion of its second rights issue, which extends its liquidity runway through early 2020, and Telecom Italia’s appointment of new CEO Flavio Cattaneo, former CEO of Terna S.p.A., Italy’s leading electricity infrastructure company, which he ran for over 8 years.

As of June 30, 2016, the Fund’s top 10 positions were:

% Net
Issuer	Assets
Enzo Biochem Inc.	5.67%
Aurelius AG	4.71%
Vivendi SA	4.56%
NN Group NV	4.43%
Telecom Italia S.p.A.	4.30%
Bolloré SA	4.18%
Ambac Financial Group	3.98%
Lifco AB – B Shares	3.92%
Fidelity National Info Svcs	3.90%
Hapag-Lloyd AG	3.33%

The top ten issuer positions represented 43% of the Fund’s net assets.  Below please find short summaries of several of the top 10 positions.

Enzo Biochem (ENZ US) is a leading molecular diagnostics company and operator of state-of-the-art clinical labs in New York and New Jersey.  We initiated our position in Enzo at $2.57 in February 2015, as we saw a cheap stock with excellent management, net cash, an operational restructuring underway, and a potentially valuable patent litigation portfolio.  In June, the company announced double digit revenue growth in the year-over-year and quarter-over-quarter periods, and also announced New York State approval of a new women’s health test that utilizes the company’s proprietary technology.  The company continues to successfully settle patent infringement cases for considerable sums and announced another $21 million settlement in early July.  The company still has 5 (of their original 11) patent cases outstanding.  As of June 30th, Enzo had close to 24% of its market cap in net cash as a result of these settlements and we expect this number to continue to grow.  We believe the core business plus net cash (including recent settlement proceeds) is worth about $8.00 per share and potential patent infringement case settlements/favorable judgments could result in additional value ranging from $2 - $4 per share.

Lifco AB (LIFCOB SS) is Swedish-based conglomerate led by one of the most successful European value creators over the past 25 years, Carl Bennett.  This conglomerate is a collection of industrial assets, including dental supplies, robots for demolition, and a variety of other assets and businesses.  We believe we are getting a high growth company at a modest valuation.  Even at the current price, which has compounded impressively since we first purchased it in 2014, we believe that Lifco continues to be undervalued.  The company continuously focuses on making operational improvements.  We believe there is potential for asset sales over time.  Lifco generates extremely strong cash flows and high cash conversion as a result of efficient working capital management and low capital expenditure requirements.  We view our investment in Lifco as a “compounder”.

We have owned Ambac Financial Group for close to three years and the position has unfortunately not worked yet.  Ambac was once the largest U.S. insurer of municipal bonds, but filed for bankruptcy during the financial crisis.  It emerged from bankruptcy in May 2013, but investors showed little interest due to its complicated financials and unresolved litigations.  The stock has gotten hurt based on their exposure to Puerto Rico.  Irrespective of the potential insurance liabilities related to Puerto Rico, we believe there are two principal conduits to significant value creation: (1) cash flow generation from the legacy pre-2008 segments that are in run-off and (2) litigation assets.  In addition, the company has $5 billion in tax loss carryforwards.  We were very active with the company’s management and board during the first three months of the year.  We publicly urged the Ambac board to name the interim CEO, Nadar Tavakoli, as permanent CEO.  In addition, we backed the current board of directors against a slate of dissidents, so that the company could continue to focus its efforts on settling its litigation claims.  We won out on both fronts and believe the company is on track to reach significant settlements with some of the largest investment banks on Wall Street.

Closing Thoughts

Although Europe still has many question marks, we continue to believe that by focusing on specific corporate catalysts (e.g., operational and financial restructurings, including management changes, asset sales, spin-offs, share buybacks, M&A, etc.) as a path to value creation, you are given more chances to succeed in today’s environment.  Furthermore, we believe that opportunities for the types of special situations investments we make will continue to exist regardless of the Brexit, political elections, or other major macro events that will occur in the future.

While investors always believe that the crisis of the day is “different this time,” the fact is that it rarely is.  Of course, each new crisis is “different,” but in the end we have found these have often turned out to be wonderful opportunities to buy when others are in panic mode.

We continue to be excited about the opportunity set in Europe, and as such my team and I plan to head to Europe at least twice prior to year-end.  We will report back our observations on these trips in our annual letter.

We once again thank you for your continued confidence and support.

Sincerely,

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

As we discussed in the Portfolio Manager letter, global markets were once again volatile in the first half of 2016, as investors continue to strongly react (in many cases, overreact) to macro events.  The first seven weeks of the New Year was one of the most volatile periods of stock market activity we have seen since 2008.  Markets calmed toward the end of the first quarter and through much of the second quarter, and then came the Brexit vote, which once again sent global markets into a tizzy.  Much of the Fund’s second quarter gains were lost in the days following the UK’s decision to leave the European Union (“EU”).  As a result of the panic and uncertainty caused by the Brexit vote, the Fund ended the first half of the year lagging its benchmark indices and a good number of its Morningstar peer group, World Stock funds.  For the six months ended June 30, 2016, Institutional Class shares (EGVIX) of the Evermore Global Value Fund (“Fund”) were down 0.80% vs. up 3.25% for the HFRX Event Driven index and up 1.23% for the MSCI ACWI Index.

We often view these periods of volatility as opportunities to add to existing positions and add new ones at extremely attractive prices.  And, that is exactly what we did during the first six months of the year – we took advantage of the weakness.

The largest issuer contributors and detractors to Fund performance for the six months ended June 30, 2016 were:

Top Contributors	Top Detractors
LSB Industries Inc. (U.S.)	Telecom Italia S.p.A. (Italy)
Enzo Biochem, Inc. (U.S.)	Bolloré SA (France)
Manitowoc Foodservice, Inc. (U.S.)	NN Group NV (Netherlands)
Fidelity National Information Services (U.S.)	Par Pacific Holdings, Inc. (U.S.)
Marine Harvest ASA (Norway)	CFE (Belgium)

Below please find our thoughts on several of the aforementioned top contributors and leading detractors.

LSB Industries (LXU), after being a detractor to performance over serval quarters in 2015, LSB was the Fund’s largest contributor in the first half of 2016 thanks to a number of positive catalysts.  First, the company named a well-regarded Board member with significant industry experience as permanent CEO.  Second, LSB successfully restarted two of its four chemical facilities, whose downtime had been depressing product volumes and revenues while fueling market skepticism around plant reliability.  Third, LSB sold its climate control business for an excellent price.  Finally and most importantly, the company achieved mechanical completion on its El Dorado ammonia plant buildout and reiterated its commitment to the budget and timeline previously outlined in November 2015.  This served to highlight the credibility of LSB’s new management team, and shifted the market’s focus— from cynicism surrounding past missteps, toward the actual production of ammonia.  It also transformed El Dorado from a high cost manufacturer of fertilizers and industrial chemicals to a low cost producer.  We exited LSB in the second quarter with a nice gain.

Enzo Biochem (ENZ US) is a leading molecular diagnostics company and operator of state-of-the-art clinical labs in New York and New Jersey.  We initiated our position in Enzo at $2.57 in February 2015, as we saw a cheap stock with excellent management, net cash, an operational restructuring underway, and a potentially valuable patent litigation portfolio.  In June, the company announced double digit revenue growth in the year-over-year and quarter-over-quarter periods, and also announced New York State approval of a new women’s health test that utilizes the company’s proprietary technology.  The company continues to successfully settle patent infringement cases for considerable sums and announced another $21 million settlement in early July.  The company still has 5 (of their original 11) patent cases outstanding.  As of June 30th, Enzo had close to 24% of its market cap in net cash as a result of these settlements and we expect this number to continue to grow.  We believe the core business plus net cash (including recent settlement proceeds) is worth about $8.00 per share and potential patent infringement case settlements/favorable judgments could result in additional value ranging from $2 – $4 per share.

Our biggest detractor to performance during the first six months of 2016 was Telecom Italia S.p.A. (TIT IM), one of the leading telecom operators in Italy.  The weakness in the stock price was driven mainly by concerns surrounding the European Union regulators taking a tougher stance on telecom consolidations (i.e. the negative read from the proposed merger between Telefonica’s O2 UK and CK Hutchison’s 3 UK telecom operators that was recently blocked by the regulators) and the potential entry of a fourth operator to Italy’s mobile market.  Despite the recent disappointing news flow, we believe the new CEO, Flavio Cattaneo will implement aggressive cost cutting measures and pursue other compelling strategic initiatives to unlock value.  We are closely monitoring the situation that is unfolding and continue to opportunistically take advantage of the share price weakness.

We have owned Bolloré SA (BOL FP) since the early days of the Fund.  We view the company as a classic “compounder,” as it has compounded its net asset value in the mid to high teens over the past 20 years.  Founded in 1822, Bolloré is a conglomerate engaged in three principal business lines:  Transportation and Logistics, Media and Communications, and Electricity Storage and Solutions.  The company also manages plantations and has a portfolio of investments.  The company controls media assets including 14.4% of Vivendi, 60% of Havas, ports and container terminals in Africa, transportation and logistics businesses in Africa and Asia, and batteries for electric cars (Blue Solutions).  Bolloré is run by Vincent Bolloré, who we view as one of the great value creators in the world.  We believe the company’s stock price has suffered over the past year for the following reasons:  concerns about growth in Africa and uncertainty about Bolloré’s plans for the transformation of Vivendi and Telecom Italia, which they now control.  Bolloré’s approach is not to discuss strategy prior to actually implementing strategic changes, which has frustrated investors.  We believe the company’s stock is extremely undervalued trading at more than a 60% discount to our estimate of its intrinsic value.

As of June 30, 2016, the Fund had approximately 5.31% of its net assets in cash and equivalents.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

While the Fund is no load, management fees and other expenses still apply.  Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.  Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.

Please refer to the Schedules of Investments for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Evermore Global Value Fund.

It is not possible to invest directly in an index.

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share. Intrinsic value is the price a reasonable buyer would pay for all of a company’s assets.  Discount to intrinsic value is calculated by dividing the market price of a company’s stock by its intrinsic value and then subtracting 1. Free cash flow is a measure of how much cash a business generates after accounting for capital expenditures.

Morningstar World Stock Category portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20% - 60% of assets in U.S. stocks.

Must be preceded or accompanied by a prospectus.

The Evermore Global Value Fund is distributed by Quasar Distributors, LLC.  Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index &
HFRX Event Driven Index (Unaudited)

Total Annualized Returns Period Ended June 30, 2016:

				Since	Value of
				Inception	$10,000
	1 Year	3 Year	5 Year	(1/1/2010)	(6/30/16)

Investor Class	(3.13)%	7.73%	3.52%	3.33%	$12,373
Institutional Class	(2.88)%	8.00%	3.76%	3.58%	$12,570
MSCI All-Country
World Index	(3.73)%	6.03%	5.38%	6.79%	$15,326
HRFX Event
Driven Index	(5.27)%	(0.75)%	0.84%	1.17%	$10,787

This chart illustrates the performance of a hypothetical $10,000 investment made on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Net Assets at June 30, 2016 (Unaudited)

*	Includes investments in securities.
#	Cash equivalents, unrealized gain on currency forwards and other assets less liabilities.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2016 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/16 – 6/30/16).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended June 30, 2016 (Unaudited), Continued

in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/16	6/30/16	1/1/16 – 6/30/16*
Investor Class Actual*	$1,000	$ 991	$7.67
Investor Class Hypothetical
(5% annual return before expenses)	$1,000	$1,017	$7.77
Institutional Class Actual*	$1,000	$ 992	$6.44
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000	$1,018	$6.52

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period, interest expense and dividend expense on securities sold short, of 1.55% for Investor Class shares and 1.30% for Institutional Class shares multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS – 88.8%

Asset Management &
Custody Banks – 9.2%
255,129	Aurelius SE
	(Germany)	$14,923,815
157,990	Eurazeo SA (France)	9,380,163
213,162	Mutares AG
	(Germany)	3,075,248
847,400	WMIH Corp.
	(United States)*	1,881,228
		29,260,454
Casinos & Gaming – 2.4%
365,400	Universal
	Entertainment
	Corp. (Japan)	7,604,170

Construction & Engineering – 7.0%
105,555	Compagnie
	d’Enterprises CFE
	(Belgium)[1,2]	9,579,723
50,133	Ackermans &
	van Haaren NV
	(Belgium)	6,131,014
1,336,144	Maire Tecnimont
	SpA (Italy)[2]	3,354,076
372,499	Fomento de
	Construcciones y
	Contratas (Spain)	3,137,573
		22,202,386
Consumer Finance – 2.3%
4,964,255	B2Holding ASA
	(Norway)*	7,177,593

Diversified
Telecommunication Services – 7.5%
16,683,487	Telecom Italia SpA
	(Italy)[1,2]	13,608,215
1,222,667	AINMT AS
	(Norway)*	10,226,938
		23,835,153
Education Services – 1.7%
8,621,060	K1 Ventures Ltd.
	(Singapore)*	5,439,760

Food & Staples Retailing – 0.9%
3,788,684	Sonae SGPS
	(Portugal)*	2,964,180

Food Products – 1.8%
345,988	Marine Harvest ASA
	(Norway)	5,767,328

General Merchandise Stores – 1.2%
278,157	Retail Holdings NV
	(Hong Kong)*[3]	3,755,120

Health Care Providers
& Services – 6.4%
433,040	Lifco AB (Sweden)*	12,411,763
909,338	Fagron (Belgium)*	8,006,534
		20,418,297
Industrial Conglomerates – 10.9%
3,911,101	Bolloré SA
	(France)[1,2]	13,238,107
279,010	Exor SpA (Italy)	10,211,686
547,600	CK Hutchinson
	Holdings Ltd
	(Hong Kong)	5,967,902
259,600	ThyssenKrupp AG
	(Germany)	5,188,543
		34,606,238
Insurance – 7.4%
509,678	NN Group NV
	(Netherlands)*	14,024,488
566,453	Ambac Financial
	Group, Inc.
	(United States)*[1]	9,323,816
		23,348,304
IT Services – 3.9%
167,497	Fidelity National
	Information
	Services, Inc.
	(United States)[1]	12,341,179

Life Sciences Tools & Services – 5.7%
3,008,054	Enzo Biochem, Inc.
	(United States)*[3]	17,958,082

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited), Continued

Shares		Value
COMMON STOCKS, Continued

Machinery – 3.3%
586,259	Manitowoc
	Foodservice, Inc.
	(United States)*	$10,329,884

Marine – 3.7%
500,093	Hapag-Lloyd AG
	(Germany)*[2]	10,544,631
51,680	Scorpio Bulkers, Inc.
	(Monaco)*[3]	1,049,621
		11,594,252
Media – 4.6%
771,000	Vivendi SA (France)	14,459,993

Oil, Gas & Consumable Fuels – 2.8%
390,400	Par Pacific
	Holdings, Inc.
	(United States)*	5,988,736
327,443	Euronav NV
	(Belgium)	2,995,716
		8,984,452
Real Estate Management
& Development – 1.1%
892,805	Selvaag Bolig AS
	(Norway)	3,403,194

Road & Rail – 3.1%
1,870,010	Nobina AB
	(Sweden)*	9,923,936

Semiconductors & Semiconductor
Equipment – 1.9%
375,800	Siltronic AG
	(Germany)*	6,047,165
TOTAL COMMON STOCKS
(Cost $269,657,244)		281,421,120

PARTNERSHIPS & TRUSTS – 1.3%

Real Estate Investment Trusts – 1.3%
367,518	WP GLIMCHER, Inc.
	(United States)[1]	4,112,526
TOTAL PARTNERSHIPS & TRUSTS
(Cost $4,609,456)		4,112,526

PREFERRED STOCK – 2.7%

Marine – 2.7%
3,094,669	Scorpio Bulkers, Inc.
	(Monaco)*	8,634,127
TOTAL PREFERRED STOCK
(Cost $9,627,955)		8,634,127

RIGHTS – 0.3%

Health Care Providers
& Services – 0.3%
909,338	Fagron, Expiration:
	July, 2016,
	Exercise Price $5.16
	(Belgium)	871,899
TOTAL RIGHTS
(Cost $487,004)		871,899

WARRANTS – 1.1%

Insurance – 1.1%
437,062	Ambac Financial
	Group, Inc.,
	Expiration:
	April, 2023,
	Exercise Price $16.67
	(United States)*	3,284,520
TOTAL WARRANTS
(Cost $4,638,583)		3,284,520

Contracts		Value
CALL OPTIONS PURCHASED* – 0.3%

Hedges – 0.3%
6,400	Financial Select
	Sector SPDR Fund,
	Expiration:
	October, 2016,
	Strike Price $24.00
	(United States)[4]	239,999
450	SPDR Gold Shares,
	Expiration:
	September, 2016,
	Strike Price $127.00
	(United States)[4]	175,500

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited), Continued

Contracts		Value
CALL OPTIONS
PURCHASED, Continued

Hedges – 0.3%, Continued
260	iShares 20+ Year
	Treasury Bond
	ETF, Expiration:
	December, 2016,
	Strike Price
	$141.00
	(United States)[4]	$111,800
215	SPDR Gold Shares,
	Expiration:
	October, 2016,
	Strike Price
	$128.00
	(United States)[4]	93,525
400	iShares TIPS Bond
	ETF, Expiration:
	December, 2016,
	Strike Price $117.00
	(United States)[4]	68,000
1,100	CurrencyShares
	Swiss Franc Trust,
	Expiration:
	September, 2016,
	Strike Price $102.00
	(United States)[4]	66,000
85	iShares 20+ Year
	Treasury Bond ETF,
	Expiration:
	September, 2016,
	Strike Price $135.00
	(United States)[4]	46,963
145	CurrencyShares
	Japanese Yen Trust,
	Expiration:
	September, 2016,
	Strike Price $92.00
	(United States)[4]	44,588
270	iShares TIPS Bond ETF,
	Expiration:
	September, 2016,
	Strike Price $116.00
	(United States)[4]	39,150
673	CurrencyShares
	British Pound
	Sterling Trust,
	Expiration:
	July, 2016,
	Strike Price $146.00
	(United States)[4]	1,683
TOTAL CALL OPTIONS
PURCHASED
(Cost $989,385)		887,208

PUT OPTIONS PURCHASED* – 0.2%

Hedges – 0.2%
430	iShares Russell
	2000 ETF,
	Expiration:
	October, 2016,
	Strike Price $108.00
	(United States)[4]	132,440
1,050	iShares iBoxx $High
	Yield Corporate
	Bond ETF,
	Expiration:
	September, 2016,
	Strike Price $81.00
	(United States)[4]	98,700
2,600	iPath Goldman Sachs
	Crude Oil Total
	Return Index ETN,
	Expiration:
	September, 2016,
	Strike Price $6.00
	(United States)[4]	97,500
1,100	iShares Silver Trust
	ETF, Expiration:
	December, 2016,
	Strike Price $16.50
	(United States)[4]	78,100
400	CurrencyShares
	Euro Trust,
	Expiration:
	September, 2016,
	Strike Price $108.00
	(United States)[4]	73,800

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited), Continued

Contracts		Value
PUT OPTIONS
PURCHASED*, Continued

Hedges – 0.2%, Continued
400	iShares Russell
	2000 ETF,
	Expiration:
	October, 2016,
	Strike Price $102.00
	(United States)[4]	$73,800
240	SPDR S&P500
	ETF Trust,
	Expiration:
	October, 2016,
	Strike Price $191.00
	(United States)[4]	67,680
780	iShares iBoxx $High
	Yield Corporate Bond
	ETF, Expiration:
	September, 2016,
	Strike Price $80.00
	(United States)[4]	56,550
250	CurrencyShares Euro
	Trust, Expiration:
	December, 2016,
	Strike Price $106.00
	(United States)[4]	51,375
100	SPDR S&P500 ETF
	Trust, Expiration:
	August, 2016,
	Strike Price $200.00
	(United States)[4]	18,100
TOTAL PUT OPTIONS
PURCHASED
(Cost $1,005,147)		748,045

SHORT-TERM INVESTMENT – 2.6%

Money Market Fund – 2.6%
8,288,961	Invesco Liquid
	Assets Portfolio –
	Institutional
	Class, 0.43%[5]	8,288,961
TOTAL SHORT-TERM
INVESTMENT
(Cost $8,288,961)		8,288,961

Shares		Value
INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES
LENDING COLLATERAL – 2.4%

Money Market Fund – 2.4%
7,618,957	Dreyfus
	Government Cash
	Management –
	Investor Class,
	0.23%[5]	7,618,957
TOTAL INVESTMENTS
PURCHASED WITH PROCEEDS
FROM SECURITIES
LENDING COLLATERAL
(Cost $7,618,957)		7,618,957
TOTAL INVESTMENTS
IN SECURITIES – 99.7%
(Cost $306,922,692)		315,867,363
Other Assets in Excess
of Liabilities – 0.3%		903,830
TOTAL NET
ASSETS – 100.0%		$316,771,193

Percentages are stated as a percent of net assets.
*	Non-income producing security.
1
All or a portion of this security was segregated as collateral for a forward foreign currency contract.  Forward foreign currency contracts are collateralized with fully paid securities and cash with a value of $13,032,483.

2	All or portion of this security is on loan. (See Note 2).
3	Affiliated company as defined by the Investment Company Act of 1940. (See Note 6).
4	100 shares per contract.
5	Seven-day yield as of June 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

COUNTRY ALLOCATION at June 30, 2016 (Unaudited)

Country	Long Exposure
United States	26.1%
Germany	12.6%
France	11.7%
Belgium	8.7%
Italy	8.6%
Norway	8.4%
Sweden	7.0%
Netherlands	4.4%
Hong Kong	3.1%
Monaco	3.1%
Japan	2.4%
Singapore	1.7%
Spain	1.0%
Portugal	0.9%
Total	99.7%

Percentages are stated as a percent of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2016 (Unaudited)

As of June 30, 2016, the Fund had the following forward foreign currency contracts outstanding:

	Amount			Amount
	of			of		Net
Currency	Currency	Settle-	Currency	Currency		Unrealized
to be	to be	ment	to be	to be	Fair	Appreciation
Received	Received	Date	Delivered	Delivered	Value	(Depreciation)
USD	156,858,496	9/12/16	EUR	137,600,000	$153,124,019	$3,734,477	(a)
USD	8,059,540	9/12/16	JPY	862,000,000	8,368,810	(309,271	)(a)
USD	27,310,609	9/12/16	NOK	222,000,000	26,523,144	787,465	(b)
USD	25,280,175	9/12/16	SEK	205,000,000	24,310,253	969,922	(a)
USD	5,156,275	9/13/16	SGD	6,985,000	5,181,069	(24,794	)(a)
EUR	10,000,000	9/12/16	USD	11,095,000	11,128,199	33,199	(a)
JPY	62,000,000	9/12/16	USD	587,191	601,933	14,742	(a)
SEK	26,000,000	9/12/16	USD	3,139,604	3,083,252	(56,352	)(a)
Net Value of Outstanding Forward Foreign Currency Contracts					$232,320,679	$5,149,388

EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollars
(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.
(b)	Counterparty: forward foreign currency contract outstanding with Morgan Stanley.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value^ (Note 2)	$293,104,540
Investments in affiliated securities, at value* (Notes 2 and 6)	22,762,823
Total investments, at value	315,867,363
Unrealized gain on forward foreign currency contracts	5,539,805
Foreign currency	616,410
Receivables:
Investments securities sold	1,177,258
Fund shares sold	1,678,588
Dividends and interest, net of withholding taxes	3,175
Dividend reclaims	323,220
Due from broker	553,440
Securities lending	13,869
Prepaid expenses	81,539
Total assets	325,854,667

LIABILITIES
Unrealized loss on forward foreign currency contracts	390,417
Payables:
Investment securities purchased	461,952
Fund shares redeemed	193,676
Upon return of securities on loan(1)	7,618,957
Investment advisory fees	245,935
Administration fees	41,839
Custody fees	43,230
Distribution fees	10,307
Fund accounting fees	2,160
Transfer agent fees	36,688
Trustee fees	3,693
Other accrued fees	34,620
Total liabilities	9,083,474
NET ASSETS	$316,771,193

COMPONENTS OF NET ASSETS
Paid-in capital	$307,418,539
Undistributed net investment income	6,089,473
Accumulated net realized loss on investments, foreign
currency transactions & forward foreign currency contracts	(10,824,058)
Net unrealized appreciation on investments, foreign
currency transactions & forward foreign currency contracts	14,087,239
Net assets	$316,771,193
^ Cost of unaffiliated investments	$293,895,163
* Cost of affiliated investments	$13,027,529

(1)	The market value of securities on loan was $7,153,021 as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2016 (Unaudited), Continued

Investor Class:
Net assets	$48,591,585
Shares issued and outstanding (unlimited number
of shares authorized without par value)	4,386,304
Net asset value, and redemption price per share	$11.08

Institutional Class:
Net assets	$268,179,608
Shares issued and outstanding (unlimited number
of shares authorized without par value)	24,056,668
Net asset value, and redemption price per share	$11.15

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of $760,761 foreign withholding tax)
Unaffiliated issuers	$6,755,661
Interest	30,260
Securities lending income, net	113,677
Other income	18
Total investment income	6,899,616

EXPENSES (Note 3)
Investment advisory fees	1,486,719
Administration fees	115,363
Custody fees	88,101
Transfer agent fees	63,770
Distribution fees – Investor Class	55,434
Legal fees	52,187
Registration fees	25,165
Audit fees	23,886
Chief Compliance Officer fees	21,571
Trustee fees	20,904
Insurance expense	17,973
Reports to shareholders	14,595
Dividend fees	10,785
Fund accounting fees	6,660
Miscellaneous expenses	2,572
Total expenses	2,005,685
Net investment income	4,893,931

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS, FORWARD FOREIGN CURRENCY
CONTRACTS & SECURITIES SOLD BUT NOT YET PURCHASED
Net realized gain (loss) on:
Investments & foreign currency transactions – unaffiliated issuers	1,905,737
Investments & foreign currency transactions – affiliated issuers	(367,220)
Forward foreign currency contracts	(10,241,218)
Securities sold but not yet purchased	31,915
Change in net unrealized appreciation (depreciation) on:
Investments & foreign currency transactions – unaffiliated issuers	(6,401,960)
Investments & foreign currency transactions – affiliated issuers	3,681,125
Forward foreign currency contracts	5,381,726
Securities sold but not yet purchased	(248,774)
Net realized and unrealized gain (loss) on investments, foreign currency transactions, forward foreign currency contracts &
securities sold but not yet purchased	(6,258,669)
Net decrease in net assets resulting from operations	$(1,364,738)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2016#	2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,893,931	$1,579,944
Net realized gain (loss) on investments, foreign currency
transactions, forward foreign currency contracts and
securities sold but not yet purchased	(8,670,786)	16,370,830
Change in unrealized appreciation (depreciation)
on investments, foreign currency transactions,
forward foreign currency contracts and securities
sold but not yet purchased	2,412,117	1,069,471
Net increase (decrease) in net assets resulting
from operations	(1,364,738)	19,020,245

DISTRIBUTIONS TO SHAREHOLDERS (Note5)
Net investment income – Investor Class	—	(409,191)
Net investment income – Institutional Class	—	(3,101,533)
Total distributions from net investment income	—	(3,510,724)
Net realized gains – Investor Class	—	(210,398)
Net realized gains – Institutional Class	—	(1,292,498)
Total distributions from net realized gains	—	(1,502,896)
Total distributions to shareholders	—	(5,013,620)

CAPITAL SHARE TRANSACTIONS (Note 3)
Net increase in net assets derived from net change in
outstanding shares – Investor Class	6,032,615	7,784,801
Net increase in net assets derived from net change in
outstanding shares – Institutional Class	6,552,211	50,715,324
Total increase in net assets
from capital share transactions	12,584,826	58,500,125
Total increase in net assets	11,220,088	72,506,750

NET ASSETS
Beginning of period/year	305,551,105	233,044,355
End of period/year	$316,771,193	$305,551,105
Undistributed net investment income	$6,089,473	$1,195,541

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2016#		December 31, 2015
Investor Class	Shares	Value	Shares	Value
Shares sold	951,475	$10,090,106	1,307,309	$14,996,356
Shares issued in reinvestment
of distributions	—	—	53,710	584,899
Shares redeemed[1]	(377,743)	(4,057,491)	(693,986)	(7,796,454)
Net increase (decrease)	573,732	$6,032,615	667,033	$7,784,801

	Six Months Ended		Year Ended
	June 30, 2016#		December 31, 2015
Institutional Class	Shares	Value	Shares	Value
Shares sold	3,080,365	$32,767,011	8,486,303	$96,637,036
Shares issued in reinvestment
of distributions	—	—	393,385	4,307,571
Shares redeemed[2]	(2,423,204)	(26,214,800)	(4,406,239)	(50,229,283)
Net increase (decrease)	657,161	$6,552,211	4,473,449	$50,715,324

#	Unaudited.
1	Net of redemption fees of $1,213 and $335, respectively.
2	Net of redemption fees of $1,451 and $301, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INVESTOR CLASS*
	Six-Months
	Ended
	June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning
of period/year	$11.18		$10.52	$11.85	$8.59	$8.31	$10.50

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.16		0.04	(0.07)	0.03	0.31	0.14
Net realized and
unrealized gain (loss)
on investments	(0.26)		0.79	(0.73)	3.23	0.29	(2.25)
Total from
investment operations	(0.10)		0.83	(0.80)	3.26	0.60	(2.11)

LESS DISTRIBUTIONS
From net
investment income	—		(0.11)	(0.53)	—	(0.28)	(0.08)
Return of capital	—		—	—	—	(0.04)	—
Net realized gains	—		(0.06)	—	—	—	—
Total distributions	—		(0.17)	(0.53)	—	(0.32)	(0.08)
Paid-in capital
from redemption fees	0.00	[1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value,
end of period/year	$11.08		$11.18	$10.52	$11.85	$8.59	$8.31
Total return	(0.89	)%^	7.88%	(6.83)%	37.95%	7.24%	(20.04)%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$48,592		$42,624	$33,077	$28,258	$13,491	$5,331
Portfolio turnover rate	30	%^	57%	42%	54%	45%	94%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INVESTOR CLASS*
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2016#	2015	2014	2013	2012	2011
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	1.55%	1.73%	1.60%	1.81%	2.13%	2.24%
Before expenses
absorbed or recouped,
excluding interest and
dividend expense	1.52%	1.55%	1.59%	1.79%	2.12%	2.14%
After expenses
absorbed or recouped,
including interest and
dividend expense	1.55%	1.73%	1.61%	1.62%	1.61%	1.70%
After expenses
absorbed or recouped,
excluding interest and
dividend expense	1.52%	1.55%	1.60%	1.60%	1.60%	1.60%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	3.05%	0.35%	(0.59)%	0.09%	3.07%	0.94%
After expenses
absorbed or recouped,
including interest and
dividend expense	3.05%	0.35%	(0.60)%	0.28%	3.59%	1.48%

#	Unaudited
*	Prior to April 30, 2015, Investor Class shares were known as Class A shares.
**	Calculated using the average shares outstanding method.
^	Not annualized.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

INSTITUTIONAL CLASS*
	Six-Months
	Ended
	June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning
of period/year	$11.24		$10.57	$11.90	$8.61	$8.32	$10.52

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)**	0.18		0.07	(0.04)	0.05	0.34	0.17
Net realized and
unrealized gain (loss)
on investments	(0.27)		0.79	(0.69)	3.24	0.28	(2.26)
Total from
investment operations	(0.09)		0.86	(0.73)	3.29	0.62	(2.09)

LESS DISTRIBUTIONS
From net
investment income	—		(0.13)	(0.60)	—	(0.29)	(0.11)
Return of capital	—		—	—	—	(0.04)	—
Net realized gains	—		(0.06)	—	—	—	—
Total distributions	—		(0.19)	(0.60)	—	(0.33)	(0.11)
Paid-in capital
from redemption fees	0.00	[1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	—
Net asset value,
end of period/year	$11.15		$11.24	$10.57	$11.90	$8.61	$8.32
Total return	(0.80	)%^	8.18%	(6.58)%	38.21%	7.55%	(19.82)%

SUPPLEMENTAL DATA
Net assets, end of
period/year (thousands)	$268,180		$262,927	$199,968	$127,357	$66,648	$27,595
Portfolio turnover rate	30	%^	57%	42%	54%	45%	94%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year, Continued

INSTITUTIONAL CLASS*
	Six-Months
	Ended
	June 30,	Year Ended December 31,
	2016#	2015	2014	2013	2012	2011
RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	1.30%	1.48%	1.35%	1.56%	1.88%	2.01%
Before expenses
absorbed or recouped,
excluding interest and
dividend expense	1.27%	1.31%	1.34%	1.54%	1.87%	1.90%
After expenses
absorbed or recouped,
including interest and
dividend expense	1.30%	1.48%	1.36%	1.37%	1.36%	1.46%
After expenses
absorbed or recouped,
excluding interest and
dividend expense	1.27%	1.31%	1.35%	1.35%	1.35%	1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses
absorbed or recouped,
including interest and
dividend expense	3.30%	0.60%	(0.33)%	0.34%	3.32%	1.14%
After expenses
absorbed or recouped,
including interest and
dividend expense	3.30%	0.60%	(0.34)%	0.53%	3.84%	1.69%

#	Unaudited
*	Prior to April 30, 2015, Institutional Class shares were known as Class I shares.
**	Calculated using the average shares outstanding method.
^	Not annualized.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on January 1, 2010.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities exceeding 60 days to maturity are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and ask prices are not readily available, the pricing service provides a price determined utilizing independent quotations from bond dealers and bond market activity or by a matrix pricing method, which is a formula driven valuation technique.  The formula driven techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, ratings, and general market conditions.  Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities.  Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including government and retail money-market funds, repurchase agreements and demand notes) are valued at amortized cost on the day of valuation, which approximates fair value.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and asked prices.  The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange.  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Interactive Data Corporation’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If  the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.  These types of assets generally included in this category are equities listed in active markets.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.  The types of assets generally included in this category are bonds and financial instruments classified as derivatives.

Level 3 –
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation.  These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity.  This category may include investments where trading has been halted or there are certain restrictions on trading.  While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the classification levels of the Fund’s investments as of June 30, 2016:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Asset Management &
Custody Banks	$29,260,454	$—	$—	$29,260,454
Casinos & Gaming	7,604,170	—	—	7,604,170
Construction &
Engineering	22,202,386	—	—	22,202,386
Consumer Finance	7,177,593	—	—	7,177,593
Diversified
Telecommunication
Services	13,608,215	10,226,938	—	23,835,153
Education Services	5,439,760	—	—	5,439,760
Food & Staples Retailing	2,964,180	—	—	2,964,180
Food Products	5,767,328	—	—	5,767,328
General
Merchandise Stores	3,755,120	—	—	3,755,120
Health Care Providers
& Services	20,418,297	—	—	20,418,297
Industrial
Conglomerates	34,606,238	—	—	34,606,238
Insurance	23,348,304	—	—	23,348,304
IT Services	12,341,179	—	—	12,341,179
Life Science Tools
& Services	17,958,082	—	—	17,958,082
Machinery	10,329,884	—	—	10,329,884
Marine	11,594,252	—	—	11,594,252
Media	14,459,993	—	—	14,459,993
Oil, Gas &
Consumable Fuels	8,984,452	—	—	8,984,452
Real Estate Management
& Development	3,403,194	—	—	3,403,194
Road & Rail	9,923,936	—	—	9,923,936
Semiconductors &
Semiconductor
Equipment	6,047,165	—	—	6,047,165
Total Common Stocks	271,194,182	10,226,938	—	281,421,120
Partnerships & Trusts	4,112,526	—	—	4,112,526
Warrants	—	3,284,520	—	3,284,520
Call Options Purchased	—	887,208	—	887,208
Put Options Purchased	—	748,045	—	748,045
Short-Term Investments	8,288,961	—	—	8,288,961
Rights	871,899	—	—	871,899
Preferred Stocks	8,634,127	—	—	8,634,127
Investments Purchased
as Securities Lending
Collateral	7,618,957	—	—	7,618,957
Total Investments
in Securities	$29,526,470	$4,919,773	$—	$315,867,363

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Forward Foreign
Currency Contracts#
Unrealized appreciation	$—	$5,539,805	$—	$5,539,805
Unrealized depreciation	—	(390,417)	—	(390,417)
Total Investments in Other
Financial Instruments	$—	$5,149,388	$—	$5,149,388

#	Other Financial Instruments are derivative instruments (forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the investments.

Transfers between levels are determined as of the end of the reporting period. There were no Level 3 securities held by the Fund during the six months ended June 30, 2016, and therefore there were no transfers into or out of Level 3. It is the Fund’s policy to recognize transfers at the value as of the beginning of the period. Below are the transfers between Levels 1 and 2 during the reporting period from January 1, 2016 to June 30, 2016.

Transfers into Level 1	$5,700,151
Transfers out of Level 1	(2,425,002)
Net transfers in and/or out of Level 1	$3,275,149
Transfers into Level 2	$2,425,002
Transfers out of Level 2	(5,700,151)
Net transfers in and/or out of Level 2	$(3,275,149)

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on June 30, 2016. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on June 30, 2016.

B.
Financial Derivative Instruments.  The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may employ hedging strategies.  Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements.  When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

contracts.  However, the Fund may also engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures.  In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and over-the-counter (“OTC”) put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts.

Statement of Assets and Liabilities
Market values of Derivative Instruments as of June 30, 2016:

	Asset Derivatives as		Liability Derivatives as
	of June 30, 2016		of June 30, 2016
	Balance		Balance
	Sheet		Sheet
Derivative Instruments	Location	Value	Location	Value
Forward Foreign	Unrealized	$5,539,805	Unrealized	$390,417
Currency Contracts	gain on		loss on
	forward		forward
	foreign		foreign
	currency		currency
	contracts		contracts
Call Options Purchased	Investments	887,208	—	—
in securities,
at value
Put Options Purchased	Investments	748,045	—	—
in securities,
at value
Total		$7,175,058		$390,417

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

Statement of Operations
The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2016:

			Location of	Change in
	Location	Realized	Unrealized	Unrealized
	of Gain	Gain	Appreciation	Appreciation
	(Loss) on	(Loss) on	(Depreciation)	(Depreciation)
	Derivatives	Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income	in Income
Forward	Net realized gain	$(10,241,218)	Change in net	$5,381,726
Foreign	(loss) on forward		unrealized
Currency	foreign currency		appreciation
Contracts	contracts		(depreciation) on
forward foreign
currency contracts
Call Options	Net realized	761,018	Change in net	420,845
Purchased	gain (loss)		unrealized
	on investments		appreciation
	and options		(depreciation)
on investments
Put Options	Net realized	(1,172,720)	Change in net	(98,235)
Purchased	gain (loss)		unrealized
	on investments		appreciation
	and options		(depreciation)
on investments
Total		$(10,652,920)		$5,704,336

C.
Offsetting Assets and Liabilities.  The Fund is subject to master netting arrangements with its counter parties (Bank of New York Mellon and Morgan Stanley) which govern the terms of certain transactions between the Fund and those counter parties. The arrangements allow the Fund to close out and net its total exposure in the event of a default with respect to all transactions governed within the arrangements upon settlement of multiple transactions between two parties. The following is a summary of offsetting transactions for the Fund as of June 30, 2016.

	Gross Amounts	Financial
	Presented in	Instruments
	the Statement	with	Collateral	Net Amount
	of Assets &	Allowable	Received/	(not less
Description	Liabilities	Netting	Pledged	than zero)
Assets:
Bank of New York Mellon	$4,752,340	$(390,417)	$—	$4,361,923
Morgan Stanley	787,465	—	—	787,465
	$5,539,805	$(390,417)	$—	$5,149,388
Liabilities:
Bank of New York Mellon	$390,417	$(390,417)	$—	$—
Morgan Stanley	—	—	—	—
	$390,417	$(390,417)	$—	$—

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

D.
Option Writing.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund did not hold any written options as of June 30, 2016.

E.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31, 2015. For the taxable year ended December 31, 2015, the Fund deferred, on a tax basis, late year capital losses of $818,625. The Fund did not defer any late-year ordinary losses.

The Fund utilized all capital loss carryovers during 2015 and at December 31, 2015, the Fund has no capital loss carryforwards available for federal income tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal New Jersey State and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund opted out of ordinary gain or loss treatment and elected capital gain or loss treatment for all realized and unrealized transactions on forward foreign currency contracts during the year ended December 31, 2015.  Additionally, unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. The average quarterly notional value of forward foreign currency contracts outstanding during the period ended June 30, 2016 was $221,382,159.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Fund’s investment Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.  See note two for further information on forward foreign currency contracts.

H.
Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

I.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

J.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

K.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

L.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1 above, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

M.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

N.
Securities Lending. The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. This activity is subject to an agreement where The Bank of New York Mellon acts as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees paid to The Bank of New York Mellon and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize certain of these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral shall be equal to 102% of the market value (plus accrued interest) of the securities loaned, if the securities loaned are issued by U.S. issuers. Such collateral requirement shall be 105% for securities of non-U.S. issuers. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets not belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in collateral account will be invested by The Bank of New York Mellon, as directed by the Fund’s Adviser in a short term money U.S. Government market instruments that constitute “Eligible Securities” (as defined in Rule 2a-7 under the Investment Company Act) (collectively, “Short-Term Investments”). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or order. As

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

of June 30, 2016, the Fund received cash collateral for the common stock out on loan of $7,618,957, which is available to offset the market value of the Fund’s securities on loan of $7,153,021. The collateral amount received does not include excess collateral received, if any, which is included in the “Payable upon return of securities on loan” on the Statement of Assets and Liabilities. The investment of this cash collateral into a money market fund is presented in the Fund’s Schedule of Investments as “Investments Purchased with Proceeds from Securities Lending Collateral”.

O.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER
FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended June 30, 2016, the Fund incurred $1,486,719 in advisory fees.

The Adviser has agreed to contractually waive fees and reimburse other fund expenses for the Fund through May 1, 2017, so that total annual fund operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses incurred in the normal course of the Fund’s business, do not exceed:

	Share Class
Fund	Investor	Institutional
Global Value Fund	1.60%	1.35%

For the six months ended June 30, 2016 no fees have been waived by the Adviser.

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays not more than one year after payment. At June 30, 2016, there were no remaining cumulative unreimbursed amounts paid and/or waived by the Adviser.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

The agreement to contractually reimburse Fund expenses is reevaluated on an annual basis and expires May 1, 2017.  The agreement may only be terminated by the Board of Trustees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’ administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2016, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $86,802,332 and $90,983,636, respectively.

There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2016.

The cost basis of investments for federal income tax purposes at June 30, 2016 was as follows:

Cost of investments	$308,996,778
Gross tax unrealized appreciation	40,926,746
Gross tax unrealized depreciation	(34,056,161)
Net tax unrealized depreciation	$6,870,585

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended June 30, 2016 and for the year ended December 31, 2015 for the Fund were as follows:

	June 30, 2016	December 31, 2015
Distributions paid from:
Ordinary income*	$—	$4,972,612
Realized gains**	—	41,008
Total distributions	$—	$5,013,620

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$296,129,837
Gross tax unrealized appreciation	38,978,914
Gross tax unrealized depreciation	(29,375,754)
Net tax unrealized appreciation	9,603,160
Undistributed ordinary income	1,718,444
Undistributed long-term capital gain	—
Total distributable earnings	1,718,444
Qualified late year loss	(818,625)
Net unrealized appreciation on foreign currency	214,413
Total accumulated gains/losses	$10,717,392

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals and passive foreign investment company transactions).

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor.  For the period ended June 30, 2016, the Fund had the following transactions with affiliated companies:

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited), Continued

	Share			Share
	Balance			Balance	Realized		Value
	Dec. 31,			June 30,	Gain	Dividend	June 30,
Issuer	2015	Purchases	Sales	2016	(Loss)	Income	2016
Enzo
Biochem,
Inc. (United
States)	3,151,784	233,782	377,512	3,008,054	$(367,220)	$—	$17,958,082
Retail
Holdings
NV (Hong
Kong)	278,157	—	—	278,157	—	—	3,755,120
Scorpio
Bulkers,
Inc.
(Monaco)	—	51,680	—	51,680	—	—	1,049,621
							$22,762,823

As of June 30, 2016, the market value of all securities of affiliated companies held in the Evermore Global Value Fund amounted to $22,762,823 representing 7.2% of net assets.

NOTE 7 – RESULTS OF THE SPECIAL MEETINGS OF SHAREHOLDERS

A special meeting of the shareholders of the Fund was held on March 17, 2016. The matters voted on by shareholders of the Fund and the results of the votes at the shareholders meeting were as follows:

To elect two (2) Directors to the Board of Trustees of the Fund.

			% of
			Outstanding
		% of	Shares on the
	Shares Voted	Shares Voted	Record Date
Nathan Gantcher – For	21,713,127	87.0%	79.1%
Nathan Gantcher – Abstain	3,230,580	13.0%	11.8%
Eugene Bebout III – For	24,681,979	99.0%	89.9%
Eugene Bebout III – Abstain	261,728	1.0%	1.0%
Eric LeGoff – For	24,784,551	99.4%	90.3%
Eric LeGoff – Abstain	159,156	0.6%	0.6%
Stephen J. Balog – For	24,786,083	99.4%	90.3%
Stephen J. Balog – Abstain	157,624	0.6%	0.6%
Julie A. Keenan – For	24,771,146	99.3%	90.2%
Julie A. Keenan – Abstain	172,562	0.7%	0.6%

Proposal Passed

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Funds Trust

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Funds Trust

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore	To protect your personal information from unauthorized access and
Funds Trust	use, we use security measures that comply with federal law. These
protect my personal	measures include computer safeguards and secured files and
information?	buildings.
How does Evermore	We collect your personal information, for example, when you
Funds Trust collect	• open an account
my personal	• provide account information
information?	• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
220 South Sixth Street
Minneapolis, MN 55402

Legal Counsel
DRINKER BIDDLE & REATH LLP
1 Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

Evermore Global Advisors, LLC
89 Summit AvenueSummit, NJ 07901
www.EvermoreGlobal.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*   /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date: 8/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date: 8/25/2016

By (Signature and Title)*   /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date: 8/25/2016

* Print the name and title of each signing officer under his or her signature.